NORTHROP GRUMMAN

DEFINING THE FUTURE



Northrop Grumman Overview
Third Quarter Review

October 2002

Safe Harbor Statement

Certain statements and assumptions in these materials contain or are based on "forward-looking" information and involve risks and uncertainties. Such statements are subject to numerous assumptions and uncertainties, many of which are outside the company's control. These include governmental regulatory processes, the company's ability to complete the acquisition of TRW, to successfully integrate the operations of TRW, achieve a successful transaction or other resolution with respect to the TRW automotive sector, assumptions with respect to future revenues, expected program performance, cash flows, and returns on pension plan assets, the outcome of contingencies including litigation, environmental remediation, divestitures of businesses, the ability to reduce the aggregate amount of debt carried by TRW and the company after giving effect to any mergers, divestitures or other transactions involving the companies, successful negotiation of contracts with labor unions, and anticipated costs of capital investments. The company's operations are subject to various additional risks and uncertainties resulting from its position as a supplier, either directly or as subcontractor or team member, to the U.S. Government and its agencies as well as to foreign governments and agencies; actual outcomes are dependent upon factors, including, without limitation, the company's successful performance of internal plans; government customers' budgetary restraints; customer changes in short-range and long-range plans; domestic and international competition in both the defense and commercial areas; product performance; continued development and acceptance of new products; performance issues with key suppliers and subcontractors; government import and export policies; acquisition or termination of government contracts; the outcome of political and legal processes; legal, financial, and governmental risks related to international transactions and overall demand for ships, military and civilian electronic systems and support, military aircraft, information technology and electronic components, as well as other economic, political and technological risks and uncertainties and other risk factors set out in the company's filings from time to time with the Securities and Exchange Commission, including, without limitation, the company's reports on Form 10-K and Form 10-Q.

The Fundamentals are Strong and Intact

- Growing Defense Outlook
- Purest Defense Play
- Best Positioned Portfolio
- Premier Systems Integrator
- Experienced Management Team
- Strong Acquisition Integration Track Record
- Solid Financial Performance
- Excellent Prospects for 2003 and Beyond





Focused on Shareholder Value

Strong Defense Sector Outlook


US DoD Procurement & RDT&E
$BN
$140
$130
$120
$110
$100
$90
$80
$70
1990
1993
1996
1999
2002E
2005E
Appropriations
Outlays

Source: Department of Defense - National Defense Budget
'03 budget
Original Budget Request

- Transforming Technologies Leading to Changes in Tactics, Training and Organization
- NOC positioned in Key Areas
- 8% - 9% CAGR (2000-2005E) in Appropriations and Outlays
- Homeland Security Initiatives Increase Growth Rate

Proven M&A Track Record

- 15 Acquisitions Integrated Since 1994
- Revenue Growth from $5 billion to ~$17 billion (2002 Estimated)
- Sold Under-performing and Non-core Businesses
- Cross Company, Multi-disciplined Integration Team
- Well Honed, Full Spectrum Integration Process
- Rapid Decision-making and Integration Implementation
- Surpassed Cost Savings, Synergy and Debt Reduction Targets

Focus First on Strategic Vision then Value

Mergers & Acquisitions – Strategy & Value Driven

1994
- **Grumman Corporation** (Integrated Systems)
- **Vought Aircraft** (Aerostructures)

1996
- **Westinghouse Electronic Systems Group** (Electronics)

1997
- **Allied – sold** (Truck Bodies)
- **Logicon** (Information Technology)

1998
- **INRI** (Information Technology)

1999
- **California Microwave** (Electronics)
- **Data Procurement Corporation** (InformationTechnology)
- **Ryan Aeronautical** (Integrated Unmanned Systems)

2000
- **Comptek** (Information Technology)
- **Sterling** (Information Technology)
- **Federal Data** (Information Technology)
- **Navia** (Electronics)
- **Aerostructures – sold**

2001
- **Litton Industries** (Electronics, Information Technology, Ships)
- **Newport News** (Ships)
- **EIS of Aerojet** (Electronics)

Demonstrated Ability to Manage Debt


80%
70%
60%
50%
40%
30%
20%
10%
0%
Debt/Total Capital
Grumman Vought
Westinghouse
INRI
Ryan / DPC / Cal Microwave
Comptek Sterling Fed Data Navia
Aerostructures Sale
LIT Aerojet NNS
Jun-94
Dec-94
Jun-95
Dec-95
Jun-96
Dec-96
Jun-97
Dec-97
Jun-98
Dec-98
Jun-99
Dec-99
Jun-00
Dec-00
Jun-01
Dec-01
Jun-02

Strategy-Driven Transformation


$5.4B - 1993
11%
7%
82%
~$17B – 2002E
25%
31%
19%
25%
Electronic Systems
Information Technology
Integrated Systems
Ships

Revenue Growth Targets


25
20
15
10
5
0
$ Billions
2001
2002E
2003E
2004E
ES
IT
IS
Ships

Market Leadership in Key Business Areas

	Electronic Systems	Information Technology	Integrated Systems	Ship Systems / Newport News
2002E	~$5.4 B	~$4.2 B	~$3.2 B	~$4.3 B
2004E	~$6.5 B	~$5.0 B	~$4.0 B	~$5.5 B

Electronic Systems
- Airborne Radars
- C^4ISR
- Electronic Warfare
- Navigation & Guidance
- Military Space

Information Technology
- C^4ISR
- Government IT Infrastructure
- Science & Technology
- Information Security/ Assurance
- Enterprise Solutions

Integrated Systems
- Air Combat
  - Tactical
  - Long Range
  - Unmanned
- Airborne Early Warning & Surveillance
- Air-to-Ground Surveillance
- Airborne Jamming

Ship Systems / Newport News
- Naval Systems Integrator
- Aircraft Carriers
- Attack Submarines
- Surface Combatants
- Amphibious Assault Ships
- Double-hulled Crude Tankers
- Auxiliary Ships

NORTHROP GRUMMAN

DEFINING THE FUTURE

Third Quarter Review

- Third Quarter Results & Issues
- 2002 Expectations
- 2003 & 2004 Expectations








84



Strong Third Quarter 2002 Results

- **Reported Strong Overall Results**
  - $4.2 billion in Sales, up 24%
  - $4.1 billion in Acquisitions
  - 7.4% Sector Margin
  - $459 million cash from operations
  - 36% net debt to total capital
- **Cumulative Adjustments affected margin and EEPS**
- **Sold two businesses**
- **Announced decision to divest Component Technologies businesses**
- **Confirmed 2003 guidance for ongoing operations**
- **Established 2004 guidance**

Third Quarter 2002 Issues

- **Discontinued Operations**
  - CT, Ruggedized Displays, Electron Devices
  - 2002 Sales $700 million
  - 2003 Sales $1 billion
  - $0.15 2002 EEPS
  - $0.58 2003 EEPS
- **F-16 Block 60 - $65M charge – Design and Material Costs**
  - $1.1B fixed price development and production through '07
  - Completed CDR1 on Integrated Electronic Warfare System
  - Received fixed price proposals from vendors
  - EAC includes additional reserves

Third Quarter 2002 Issues (continued)

- **Polar Tanker - $87M charge for reduced learning ($64M) and schedule penalties ($23M)**
  - 3 Ships remain to be delivered in 2003 and 2004
  - Bottom up EAC
  - Strengthened Management
  - New systems, Work Station Management (Earned Value), LEAN and Six Sigma
  - EAC includes 100% schedule penalties and conservative learning projection
- **Commercial Cruise Ship - $69M positive adjustment**
  - Sold ship, material and design
  - Negotiated vendor claims
  - Reverses reserves taken in 2001

Third Quarter 2002 Issues (continued)

- **Technology Services contract - $20 million positive adjustment**
  - Restructured contract
- **Net effect of contract adjustments $0.36 per share 2002 EEPS**
- **Pension Income/Expense and Potential reduction to retained earnings**
  - Highly dependent on capital market returns
  - 1% deviation from expected return = $21M
  - .5% variation from current assumed return = $60 M
  - .25% variation from current discount rate = $30 M
  - ***2003 cash contributions not expected to vary materially from 2002***

2002 Expectations from Continuing Operations


Sales
$ BILLIONS
0
3
6
9
12
15
18
1999
2000
2001
2002E


Sector Margin Rate
% OF SALES
0
2
4
6
8
10
1999
2000
2001
2002E


EEPS
$
0
2
4
6
8
10
1999
2000
2001
2002E


EPS
$
0
2
4
6
8
10
1999
2000
2001
2002E

2003 and 2004 Expectations


Sales
$ BILLIONS
25
20
15
10
5
0
1999
2000
2001
2002E
2003E
2004E


EEPS
$
10
8
6
4
2
0
1999
2000
2001
2002E
2003E
2004E


Sector Margin Rate
% OF SALES
10
8
6
4
2
0
1999
2000
2001
2002E
2003E
2004E

SALES GUIDANCE

	Q2	Q3	Reason for Change
Total 2002	$17.5 – 18B	$16.5 – 17B	Discontinued Ops
Total 2003	$20 – 20.5B	$19 – 19.5B	
ES 2002	$5.5 – 5.7B	$5.4B	Discontinued Ops
ES 2003	Double-digit	Double-digit	
Ships 2002	$4.2 - 4.4B	Unchanged	
Ships 2003	Double-digit	Double-digit	
IT 2002	$4.2 - 4.4B	$4.2B	Lower Reseller Sales
IT 2003	10% growth	10% growth	
IS 2002	Hi end $3 - 3.2B	$3.2+B	Global Hawk, E-2
IS 2003	Double-digit	Double-digit	
CT 2002	$540 – 560 M	No guidance	
CT 2003	No guidance	No guidance	

MARGIN RATE GUIDANCE

	Q2	Q3	Reason for Change
Total 2002	~8%	High 7%	Charges
Total 2003	~8.5%	Mid-8% Range	No Change
ES 2002	~9%	~8.2%	F-16 Charge
ES 2003	9.5 – 10%	9.5 – 10%	No Change
Ships 2002	~8%	7.5 – 8%	Polar Charge
Ships 2003	8.5 – 9%	8 – 8.5%	Business Mix
IT 2002	Low 5% range	5.5 – 6%	Contract Restructure
IT 2003	+50 Basis Points	Approaching 6%	No Change
IS 2002	9.5 – 10%	~10%	Performance
IS 2003	8 – 8.5%	8 – 8.5%	No Change
CT 2002	Breakeven	No Guidance	Discontinued Ops
CT 2003	No Guidance	No Guidance	

Northrop Grumman at Third Quarter '02

- Newport News "Stood Up" as New Sector
  - NOC Now Nation's Largest Shipbuilder with Greater Than $4 Billion in Revenues
- DD(X) Win—Largest Naval Procurement in U.S. History
- Deepwater Win—NOC Now a Key Contractor for Homeland Security
- New Global Hawk Contracts—Worth $300 million
- 2003 DoD Budget Validates Outlook
- Preparing to Close TRW Transaction





TRW Acquisition and Integration Plan

- Nominal $60 Per Share in NOC Shares
- Collar Between $112 (.5357) and $138 (.4348)
- Shareholder Votes on December 11, 2002
- Spin or Sell Automotive with Appropriate Debt
- Sale of Aeronautical to Goodrich for $1.5 billion Completed
- Space & Electronics and Systems Operate as Separate Sectors
- Quickly Integrate Appropriate Operations and Systems
- Less Complex than Litton Integration

Nation's 2nd Largest Defense Contractor with TRW

- Third Major Military Space and Missile Defense Competitor
- Largest Federal Government IT Provider
- Premier Airborne Radar & Electronic Warfare Systems Provider
- Strong Overall Competitor in Other Key Areas of DoD Budget
- Most Diversified Defense Portfolio Spanning Key Growth Areas
- System-of-Systems Network Centric Warfare Capable Across All Platforms and Services

Precise Alignment With Customer Requirements

Northrop Grumman Core Competencies	21st Century Defense Needs	Northrop Grumman Programs
Large-Scale Integrated Systems	GLOBAL FORCE PROJECTION / PRECISION STRIKE	Aircraft Carriers, Attack Subs, B-2, F/A-18, F-35, Destroyers, Amphibious Assault Ships, ICBM
Design and Manufacture of Sophisticated Electronic Sensor Systems	SURVEILLANCE	JSTARS, E-2C Surveillance Aircraft, AWACS, Global Hawk
Naval Shipbuilding & Propulsion Systems	TARGETING	F-22, F-35, F-16, Longbow, B-1B, Air Defense Radars, Litening
Air Vehicle Design / Systems Integration	SURVIVABILITY	Electronic Warfare Aircraft, Radar and IR Jamming Systems
Stealth Technology	INFORMATION WARFARE	Intelligence, Infrastructure Protection, Information Assurance, Deepwater
Information Operations	HOMELAND SECURITY	SBIRS Low, SBIRS High, Integrated ISR, Battle Management
Navigation & Guidance Systems	MISSILE DEFENSE	
Satellites Systems		
Lasers		

* TRW Contributes

Revenue Growth Targets With TRW


30
25
20
15
10
5
0
$ Billions
2001
2002E
2003E
2004E
ES
IT
IS
Ships
TRW

Summary



- Right Place, Right Time, Right Capabilities



- Northrop Grumman Very Well Positioned With or Without TRW
- TRW Rounds Out Portfolio and Benefits Customer, Employees and Shareholders
- Financial Outlook Strong and Intact



- Managed for Shareholder Value Growth

Northrop Grumman Corporation filed a registration statement on Form S-4 (File No. 333-83672) with the Securities and Exchange Commission on March 4, 2002 that has been amended to include a joint proxy statement/prospectus relating to the proposed merger of Northrop Grumman and TRW Inc. The directors, certain executive officers and other employees and representatives of Northrop Grumman and TRW Inc. may be deemed to be participants in the solicitation of proxies for the shareholders meeting relating to the proposed merger. The joint proxy statement/prospectus contains important information regarding such potential participants and other important matters which should be read by Northrop Grumman and TRW shareholders before making any decisions regarding the merger. Copies of joint proxy statement/prospectus, and any amendments or supplements thereto, may be obtained without charge at the SEC's website at www.sec.gov as they become available.